Vessel Sales and Impairments	12 Months Ended
Dec. 31, 2011
Vessel Sales and Impairments
18.	Vessel Sales and Impairments

a)	The Company sold two 1995-built Aframax tankers, the Falster Spirit for $17.3 million in April 2010 and the Sotra Spirit for $17.2 million in August 2010, resulting in a total net loss on sale of $1.9 million. Both vessels were trading in the Teekay Aframax Pool prior to the sales.

b)	The Company’s consolidated statements of loss (income) for the year ended December 31, 2011 includes a $58.0 million write-down on certain of the Dropdown Predecessor’s conventional tankers. The vessels were written down to their estimated fair values, which is the estimated sales price of the vessels. The recognition of these write-downs was the result of the continuing weak tanker market, which has largely been caused by an oversupply of vessels relative to demand.